EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

     As independent certified public accountants of Peabodys Coffee, Inc., we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 14, 2002 in the Registration Statement (Form SB-2) filed with the Securities and Exchange Commission.

/s/ Nicholson & Olson

Roseville, California
April 25, 2003